                                 AssetMark Funds

                     Supplement dated August 27, 2004 to the
       Statement of Additional Information ("SAI") dated October 28, 2003

A.       Effective  August 20, 2004,  Goldman Sachs Asset  Management,  L.P. and
Western Asset  Management  Company began  managing the AssetMark Core Plus Fixed
Income Fund's (the "Core Plus Fixed Income Fund") portfolio of investments. Each firm  is  expected  to  manage  approximately  half  of  the  Fund's  portfolio.
Previously, the Core Plus Fixed Income Fund operated as a "fund of funds," which means that it sought to achieve its investment  objective by investing primarily in shares of other investment companies.  Accordingly, all references in the SAI indicating that the Core Plus Fixed Income Fund operates under a "fund of funds"
structure are hereby deleted and/or superceded.

B.      The  following  portions of the SAI  relating to Core Plus Fixed  Income
Fund's  investment  policies and practices  are amended in  connection  with the change to direct management by the Sub-Advisors:

     1.   The portion of the  section of the SAI  entitled"  Description  of the
          Funds"  relating to the Core Plus Fixed Income Fund is revised to read as follows:

     The  AssetMark  Core Plus Fixed  Income  Fund (the "Core Plus Fixed  Income
     Fund") is a non-diversified fund with a fundamental investment objective of providing current income consistent with a low volatility of principal. The
     Core Plus Fixed Income Fund will also seek capital appreciation.

     2.   In   connection   with  the  Core  Plus  Fixed  Income  Fund's  direct
          investments  in  foreign   securities  as  permitted   under  existing
          investment  policies,  the  Fund is  expected  to  engage  in  foreign currency hedging  transactions and forward currency contracts,  all as described in the SAI.

     3.   The SAI section entitled "Zero Coupon and Delayed Interest Securities"
          is hereby replaced with the following:

          Zero-Coupon, Delayed Interest and Capital Appreciation Securities

          Each of the Fixed  Income  Funds may  invest in  zero-coupon,  delayed interest,  pay-in-kind  ("PIK") and capital  appreciation  securities, which are securities that make no periodic interest payments,  but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is  redeemed  at face value on a specified  maturity  date.  The discount varies  depending on the time remaining  until  maturity,  as well as market  interest  rates,  liquidity of the  security,  and the issuer's  perceived  credit quality.  The discount,  in the absence of financial difficulties of the issuer, typically decreases as the final maturity date  approaches.  If the issuer  defaults,  the Fund may not receive any return on its investment.  Because such securities bear no interest  and compound  semiannually  at the rate fixed at the time of issuance,  their value  generally is more  volatile  than the value of other fixed-income  securities.  Since such bondholders do not receive interest  payments,  when interest  rates rise,  zero-coupon,  delayed interest and capital appreciation securities fall more dramatically in value than bonds paying  interest on a current  basis.  When  interest rates fall,  zero-coupon,  delayed  interest and capital  appreciation securities  rise more  rapidly in value  because  the bonds  reflect a fixed rate of return.  An investment in zero-coupon,  delayed interest and capital  appreciation  securities  may cause the Fund to recognize income and make  distributions to shareholders  before it receives any
          cash  payments  on  its  investment.   To  generate  cash  to  satisfy
          distribution  requirements,  the  Fund  may  have  to  sell  portfolio securities  that it otherwise  would have  continued to hold or to use cash flows from other sources such as the sale of Fund shares.

          PIK  securities  may be debt  obligations  or  preferred  shares  that provide the issuer with the option of paying  interest or dividends on such  obligations  in cash or in the  form  of  additional  securities rather than cash.  Similar to zero-coupon  bonds and delayed  interest securities,  PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities  that are debt securities can be either senior or  subordinated  debt and  generally  trade flat (i.e., without interest).  The trading price of PIK debt securities generally reflects  the  market  value of the  underlying  debt  plus an  amount representing accrued interest since the last interest payment.

     4.   The  following  paragraph  is added as the last  paragraph  of the SAI section entitled "Futures Contracts:"

          The Core Plus Fixed Income Fund may also  purchase or sell other types of futures  contracts,  including  those based on particular  interest rates,  securities,  foreign currencies,  securities indices and other financial instruments and indices. The Core Plus Fixed Income Fund may also  purchase  and  write  call  and  put  options  on  such  futures contracts,  in  order to seek to  increase  total  return  or to hedge against  changes in interest  rates,  securities  prices,  or currency exchange  rates,  or,  to  the  extent  permitted  by  its  investment policies, to otherwise manage its portfolio of investments.

     5.   The SAI section entitled "Other Investment Companies" is replaced with the following:

          Other Investment Companies

          Each Fund  currently  intends to limit its  investments  in securities
          issued  by  other   investment   companies  so  that,   as  determined
          immediately  after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's  total assets will be invested in the securities of any one  investment  company;  (ii) not more than 10% of the value of its total  assets will be invested  in the  aggregate  in securities of investment companies as a group; and (iii) not more than
          3% of the outstanding  voting stock of any one investment company will be owned by a Fund as a whole.

          In  addition,  each  of the  Funds  may  invest  from  time to time in securities  issued  by  other  investment  companies  that  invest  in
          high-quality,   short-term  debt   securities.   Securities  of  other
          investment  companies  will be  acquired  by a Fund  within the limits prescribed  by the 1940 Act. As a  shareholder  of another  investment company,  a Fund would bear,  along with other  shareholders,  its pro rata portion of the other  investment  company's  expenses,  including advisory  fees,  and  such  fees  and  other  expenses  will be  borne indirectly  by a  Fund's  shareholders.  These  expenses  would  be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

     6.   The  following  paragraph  is added as the last  paragraph  of the SAI section entitled "Mortgage Backed Securities:"

          The Core Plus Fixed Income Fund may invest in stripped mortgage-backed
          securities  ("SMBS"),   which  are  derivative   multi-class  mortgage
          securities,  issued or guaranteed by the U.S. government, its agencies or  instrumentalities  or, to the extent consistent with the Core Plus
          Fixed Income Fund's investment policies, non-governmental originators.
          Certain  SMBS may not be  readily  marketable  and will be  considered illiquid for purposes of the Core Plus Fixed Income Fund's  limitation on investment in illiquid  securities.  The Advisor may determine that
          SMBS which are U.S.  government  securities are liquid for purposes of the Core Plus Fixed Income Fund's limitation on investment in illiquid securities.  The  market  value of the class  consisting  entirely  of principal  payments  generally  is  unusually  volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of interest from mortgage assets are generally higher than prevailing market yields on other  Mortgage-Backed  Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.  The Core Plus
          Fixed Income Fund's investments in SMBS may require it to sell certain of its  portfolio  securities to generate  sufficient  cash to satisfy certain income distribution requirements.

     7.   A new SAI  section  entitled  "Interest  Rate Swaps,  Mortgage  Swaps,
          Credit Swaps, Currency Swaps, Total return Swaps, Options on Swaps and
          Interest Rate Caps, Floors and Collars" is added as follows:

          Interest Rate Swaps,  Mortgage  Swaps,  Credit Swaps,  Currency Swaps,
          Total return Swaps,  Options on Swaps and Interest  Rate Caps,  Floors
          and Collars

          The  Core  Plus  Fixed  Income  Fund may  enter  into  interest  rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars.  The Core Plus Fixed Income Fund may also purchase and write (sell) options  contracts on swaps,  commonly referred to as swaptions.  The Fund may enter  into  swap  transactions  for  hedging purposes  or to seek to increase  total  return.  Interest  rate swaps involve  the  exchange  by  the  Fund  with  another  party  of  their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.  Mortgage swaps are similar to interest rate swaps in that they  represent  commitments to pay and receive interest.  The notional principal amount,  however, is tied to a reference  pool or pools of mortgages.  Credit swaps involve the  receipt  of  floating  or fixed rate  payments  in  exchange  for assuming  potential  credit losses of an underlying  security.  Credit swaps  give one  party to a  transaction  the right to  dispose  of or acquire an asset (or group of assets), or the right to receive or make a payment  from the other  party,  upon the  occurrence  of  specified credit  events.  Currency  swaps  involve the exchange of the parties'
          respective rights to make or receive payments in specified currencies.
          Total  return  swaps are  contracts  that  obligate  a party to pay or receive  interest  in  exchange  for payment by the other party of the total  return  generated  by a security,  a basket of  securities,  an index, or an index component.  A swaption is an option to enter into a swap agreement.  Like other types of options,  the buyer of a swaption pays a  non-refundable  premium  for the option and obtains the right,
          but  not  the  obligation,   to  enter  into  an  underlying  swap  on
          agreed-upon  terms.  The seller of a  swaption,  in  exchange  for the premium,  becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon  terms.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified index exceeds a predetermined  interest rate, to receive payment of interest on a notional  principal  amount from the party  selling such interest rate  cap.  The  purchase  of an  interest  rate  floor  entitles  the purchaser,  to the  extent  that  a  specified  index  falls  below  a predetermined  interest  rate,  to receive  payments  of interest on a notional  principal  amount from the party  selling the interest  rate floor. An interest rate collar is the combination of a cap and a floor that  preserves  a  certain  return  within a  predetermined  range of interest  rates.  Since interest rate,  mortgage,  credit and currency swaps and  interest  rate caps,  floors and collars  are  individually negotiated,  the Fund  expects  to  achieve  an  acceptable  degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

          A great deal of flexibility  is possible in the way swap  transactions are structured.  However,  generally the Fund will enter into interest rate, total return and mortgage swaps on a net basis, which means that the two payment  streams are netted out,  with the Fund  receiving  or paying,  as the case may be, only the net amount of the two  payments.
          Interest rate and mortgage swaps do not normally  involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with  respect  to  interest  rate and  mortgage  swaps is normally  limited  to the net  amount  of  payments  that  the Fund is contractually  obligated  to make.  If the other  party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments  that the Fund is  contractually  entitled to receive,  if any. In contrast,  currency swaps usually  involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency  swap is subject to the risk that the other party to the swap will default on its contractual  delivery  obligations.  To the extent that the Fund's potential  exposure in a transaction  involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid  assets,  the Fund and the Advisor  believe that the transactions do not constitute  senior  securities  under the 1940 Act and,  accordingly,  will not treat  them as being  subject to a Fund's borrowing restrictions.

          The Core Plus Fixed Income Fund will not enter into any interest rate, mortgage or credit swap transactions  unless the unsecured  commercial paper,  senior  debt or  claims-paying  ability of the other  party is rated either A or A-1 or better by Standard  &  Poor's or A or P-1 or better by Moody's or their equivalent ratings.  The Core Plus Fixed
          Income Fund will not enter into any currency swap transactions  unless the unsecured  commercial paper, senior debt or claims-paying  ability of the other party thereto is rated investment grade by Standard &
          Poor's  or  Moody's,  or,  if  unrated  by such  rating  organization, determined to be of comparable  quality by the Advisor.  If there is a default by the other party to such a  transaction,  the Fund will have contractual  remedies  pursuant  to  the  agreements  related  to  the transaction.  The swap market has grown  substantially in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing standardized swap documentation.
          As  a  result,  the  swap  market  has  become  relatively  liquid  in comparison  with the markets for other similar  instruments  which are traded in the interbank  market.  The use of interest rate,  mortgage, credit,  total return and  currency  swaps,  as well as interest  rate caps,  floors and  collars,  is a highly  specialized  activity  which
          involves   investment   techniques  and  risks  different  from  those
          associated with ordinary  portfolio  securities  transactions.  If the
          Advisor  is  incorrect  in its  forecasts  of  market  values,  credit quality,  interest rates and currency  exchange rates,  the investment performance  of the Fund  would be less  favorable  than it would have been if this investment technique were not used.

C.       The  SAI  sections  entitled   "Distributor  and  Sub-Distributor"  and
"Distribution Plan" are each replaced with the following:

          Distributor and Sub-Distributor

          AssetMark Capital Corporation (the "Distributor"), an affiliate of the
          Advisor,  2300  Contra  Costa  Boulevard,  Suite 425,  Pleasant  Hill,
          California,  94523-3967 is the distributor for the shares of the Funds pursuant to a Distribution  Agreement (the "Distribution  Agreement"),
          between the Trust on behalf of the Funds, and the Distributor.  Quasar
          Distributors,  LLC (the "Sub-Distributor),  an affiliate of the Funds'
          accounting and  administrative  service  provider,  U.S.  Bancorp Fund
          Services,  LLC,  is the  sub-distributor  for the Funds  pursuant to a
          Sub-Distribution  Agreement  among the Trust,  the Advisor and Quasar.
          The Distribution and Sub-Distribution  Agreements have a one-year term and continue on a year-to-year  basis provided that the Agreements are approved in the manner  required by the 1940 Act. The  Distributor and
          Sub-Distributor are each registered  broker-dealers and members of the
          National  Association of Securities Dealers,  Inc. Shares of each Fund are offered on a continuous basis. The Distribution Agreement provides that the Distributor,  as agent in connection with the distribution of shares of the  Funds,  will use its best  efforts  to  distribute  the
          Funds' shares.  For the fiscal years ended June 30, 2002 and 2003, all distribution fees paid to the Distributor or Sub-Distributor were paid by the Advisor.

          Distribution Plan

          The Funds have adopted a  Distribution  Plan (the "Plan")  pursuant to
          Rule 12b-1 under the 1940 Act,  which was  approved by the Board.  The
          Plan  authorizes   payments  by  the  Funds  in  connection  with  the
          distribution  of Fund shares at an annual rate of 0.25% of each of the
          Fund's average daily net assets.  Payments may be made by a Fund under the Plan for the purpose of financing any activity  primarily intended to result in the sale of shares of a Fund, as determined by the Board, and  for  the  purpose  of  providing  certain  services  to  existing shareholders.  Such activities typically include:  services associated with  the  operation  of the  AssetMark  Investment  Services  program through  which  the  Funds  are  primarily  distributed,  advertising, compensation  for sales and sales  marketing  activities  of financial
          service   agents  and  others,   such  as  dealers  or   distributors;
          shareholder   account  servicing;   production  and  dissemination  of
          prospectuses and sales and marketing  materials;  and capital or other expenses of the Distributor  associated with the sale of shares of the
          Funds including equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any  activity  is one that a Fund may finance without the Plan,  that Fund may also make  payments  to finance  such activity  outside of the Plan, and is not subject to its  limitations.
          Payments  under the Plan are based upon a percentage  of average daily net  assets  attributable  to the  Funds  regardless  of  the  amounts actually  paid  or  expenses  actually  incurred  by the  Distributor;
          however,  in no event, may such payments exceed the maximum  allowable fee. It is,  therefore,  possible that the  Distributor  may realize a profit in a particular  year as a result of these  payments.  The Plan increases  each Fund's  expenses from what they would  otherwise be. A
          Fund may engage in joint distribution  activities with other AssetMark
          Funds and to the extent the expenses  are not  allocated to a specific
          Fund, expenses will be allocated based on each Fund's net assets.

          Rule 12b-1 requires that (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses  which are  made;  (ii) the Board of  Trustees,  including  a
          majority  of  the   Independent   Trustees,   approve  all  agreements
          implementing  the  Plan;  and  (iii)  the Plan may be  continued  from
          year-to-year   only  if  the  Board,   including  a  majority  of  the
          Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

          For the fiscal year ended June 30, 2003,  the  following  amounts were paid pursuant to the Distribution Plan:

                               12b-1 Expenses Paid
Expenses
                                Large       Large                                           Real                  Core
                                Cap         Cap         Small/Mid  Small/Mid  International Estate     Tax-Exempt Plus
                                Growth      Value       Cap        Cap        Equity        Securities Fixed      Fixed
                                Fund        Fund        Growth     Value      Fund          Fund       Income     Income
                                                        Fund       Fund                                Fund       Fund
------------------------------ ----------- ----------- ---------- ---------- -----------   ---------- ---------- -----------
Advertising/Marketing          $ 0         $ 0         $ 0        $ 0        $ 0           $ 0        $ 0        $ 0
Printing/Postage               $ 0         $ 0         $ 0        $ 0        $ 0           $ 0        $ 0        $ 0
Payment to distributor         $ 0         $ 0         $ 0        $ 0        $ 0           $ 0        $ 0        $ 0
Payment to dealers             $169,565    $169,448    $44,881    $43,412    $146,361      $42,484    $48,721    $188,793
Compensation to sales          $ 0         $ 0         $ 0        $ 0        $ 0           $ 0        $ 0        $ 0
personnel
Other (Payments to AssetMark   $           $           $          $          $             $          $          $
associated with operation of
the AssetMark Investment
Services Program)*
------------------------------ ----------- ----------- ---------- ---------- -----------   ---------- ---------- -----------
Total                          $169,565    $169,448    $44,881    $43,412    $146,361      $42,484    $48,721    $188,793
============================== =========== =========== ========== ========== ===========   ========== ========== ===========

* The payments to AssetMark  reflected in this chart are amounts that  AssetMark receives  indirectly  from  mutual fund  supermarkets  that  receive  12b-1 fees directly from the Funds.

          The Adviser's primary business is to operate the AssetMark  Investment
          Services program,  a managed account program that is used by financial professionals  such  as  investment  advisers  and  broker-dealers  to deliver state of the art financial  planning,  investment advisory and asset allocation services to their clients. The AssetMark program uses asset  allocation  models and other tools that investors use to invest in an array of open-end mutual funds, including the AssetMark Funds.

          The primary method of distributing  the AssetMark Funds is through the
          AssetMark  Investment  Services program,  and AssetMark is responsible for  all  aspects  of the  operation  of  the  program.  In  addition, unaffiliated mutual fund supermarkets  facilitate the operation of the
          AssetMark   Investment   Services  program  by  maintaining   investor
          accounts,  and  providing  back  office,   shareholder  servicing  and
          recordkeeping  services that enable  investors to access the AssetMark
          Funds and other  funds.  The Funds pay rule  12b-1  fees to the mutual fund supermarkets,  and the mutual fund  supermarkets,  in turn, pay a negotiated  portion of those fees back to  AssetMark  for  services it
          provides  in  connection  with  the  AssetMark   program,   including:
          establishing and maintaining  electronic  communication  channels with the  fund  supermarkets  and the  Funds'  transfer  agent;  processing investor  transactions  under  relevant  asset  allocation  models and packaging  order  information  for delivery to the fund  supermarkets;
          maintaining   shareholder  records;   generating  quarterly  holdings,
          performance and account summary  reports;  and generally  assisting in the  operation of the  AssetMark  program.  These types of  negotiated payments  are common among  mutual fund  supermarkets  and the managed account  program  providers  that  use  them.  These  amounts  paid to
          AssetMark are reflected in the table above.

          With the  exception  of payments to  AssetMark  in its capacity as the sponsor of the AssetMark  program as described  above,  no "interested person" of the Funds,  as defined in the 1940 Act, and no  Independent
          Trustee  of the  Trust  has  or had a  direct  or  indirect  financial interest in the Plan or any related agreement.

               Please retain this Supplement for future reference.